Exhibit 10.118

CITIGROUP GLOBAL MARKETS REALTY CORP.

388 Greenwich Street, 11th Floor

New York, New York 10013

August 8, 2007

National Industrial Mezz A, LLC

c/o Hackman Capital Partners, LLC

11111 Santa Monica Boulevard, Suite 950

Los Angeles, California 90025

Gentlemen:

Reference is hereby made to that certain Mezzanine A Loan Agreement, dated the date hereof, among NATIONAL INDUSTRIAL MEZZ A, LLC, a Delaware limited liability company (“Borrower”) and CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation (“Lender”) (such Loan Agreement hereinafter referred to as the “Loan Agreement”). All capitalized words and phrases not otherwise defined herein shall have the meanings provided in the Loan Agreement.

This letter is between Lender and Borrower. To induce Lender to make the Loan, and in consideration of Lender’s making the Loan, the sufficiency of such consideration being hereby acknowledged, the parties agree as follows:

1. Adjustments to Spread. As consideration for the execution and delivery of the Loan Agreement and the making of the Loan, Borrower hereby acknowledges and agrees that notwithstanding anything to the contrary contained in the Note, the Loan Agreement or any of the other Loan Documents, Lender may, at any time during the term of the Loan, increase the interest rate spread for the Loan if Lender determines, in its sole and absolute discretion, that an increase to the interest rate spread is advisable to ensure the sale, transfer or assignment of the Note, the Loan Agreement, the Pledge Agreement and the other Loan Documents or any portion thereof or the granting of participation interests therein or the issuance of Securities; provided, however, the weighted average of the Spread and the Mortgage Spread shall in no event exceed one and one-quarter percent (1.25%). In the event Lender increases the interest rate spread for the Loan, Borrower shall promptly execute modifications to the Loan Documents reflecting the change to the Spread. Borrower shall also provide opinions and, if requested by Lender, UCC insurance reasonably necessary to effectuate the same.

2. Miscellaneous.

(a) This letter is deemed to be one of the Loan Documents referenced in the Loan Agreement.

(b) The terms and conditions of this letter shall survive, and continue in full force and effect after, the closing and funding of the Loan until the repayment in full of the Loan and payment of all of the amounts due hereunder.

(c) Failure by Borrower to comply with the terms and provisions hereof, shall, at Lender’s option, constitute an Event of Default (as defined in the Loan Agreement) and Lender shall be entitled to exercise any and all rights and remedies it may have under the Note, the Loan Agreement, the Pledge Agreement and the other Loan Documents. Nothing in this paragraph shall be deemed to (i) be a waiver by Lender of any of its rights or remedies under the Note, the Loan Agreement, the Pledge Agreement or the other Loan Documents, or this letter upon a default by Borrower thereunder, or (ii) affect in any other way the terms and provisions of the Loan Agreement, the Pledge Agreement or the other Loan Documents.

(d) This letter may not be amended or any provision hereof waived or modified except by an agreement in writing signed by each of the parties hereto. This letter shall be governed by, and construed in accordance with, the laws of the State of New York.

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ACCEPTANCE

If the foregoing correctly sets forth Borrower’s understanding with Lender, Borrower should indicate its acceptance of the terms hereof by signing in the appropriate space below and returning to Lender the enclosed duplicate original of this letter, whereupon this letter shall become a binding agreement among Lender and Borrower.

CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation

By:	/s/ Authorized Signatory
Name:
Title:

AGREED to on the 8th day of August, 2007:

BORROWER:

NATIONAL INDUSTRIAL MEZZ A, LLC, a Delaware limited liability company

By:	National Industrial Mezz B, LLC, a Delaware limited liability company, its Sole Member

	By:	National Industrial Holdings, LLC, a Delaware limited liability company, its Sole Member

		By:	New Leaf – KBS JV, LLC, a Delaware limited liability company, its Sole Member

			By:	New Leaf Industrial Partners Fund, L.P., a Delaware limited partnership, its Managing Member

				By:	/s/ Authorized Signatory
Name:
Title: